EXHIBIT 99.1

www.bankrate.com

For more information contact:

Robert J. DeFranco
Senior Vice President
Chief Financial Officer
www.bankrate.com/investor-relations/
bdefranco@bankrate.com

(561) 630-1230

Bruce J. Zanca
Senior Vice President
Chief Communications/Marketing Officer
bzanca@bankrate.com

(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder — Conference Call and Webcast Today at 11:00 A.M. Eastern Time

Interactive Dial-In: 800-638-5495 Passcode 72627520 (10 minutes before the call)

BANKRATE ANNOUNCES FOURTH QUARTER AND FULL YEAR
2004 FINANCIAL RESULTS

NEW YORK, NY - February 3, 2005- Bankrate, Inc. (NASDAQ: RATE), the Internet's leading consumer banking marketplace, today reported total revenue of $9.3 million for the quarter ended December 31, 2004, an increase of 3% over the $9.1 million reported in the same quarter in 2003. Net income in Q4 2004 was $6.8 million, or $0.42 per diluted share, compared to $5.1 million, or $0.32 per diluted share, in Q4 2003. Bankrate’s Q4 2004 results include a legal settlement charge of $120,000, and a non-cash income tax benefit of $4.8 million related to the recognition of a deferred tax asset on the remaining portion of the Company’s net operating loss benefits. The Company’s Q4 2003 results include a non-cash tax benefit of $3.1 million related to the recognition of a deferr ed tax asset of a portion of its net operating loss benefits. Net income for the quarter ended December 31, 2004, excluding these items, of $2.2 million, or $0.13 per diluted share, was 8% better than the net income of $2.0 million, or $0.13 per diluted share, for the same period in 2003.

For the full year, total revenue of $39.2 million was $2.6 million, or 7%, higher than the $36.6 million reported for 2003. Net income for 2004 was $13.4 million or $0.84 per diluted share, compared to $12.1 million, or $0.79 per diluted share, in 2003. Net income for 2004, excluding the legal settlement charges, the severance charge and income tax benefit, of $9.4 million, or $0.58 per diluted share, was 4% higher than the $9.0 million, or $0.59 per diluted share, reported for 2003.

“We are pleased with our results,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “Our 2004 financial performance is in line with the guidance we gave last summer,” said Mr. Evans.

Online publishing revenue for the three months ended December 31, 2004, included barter revenue of $693,000, or 7% of total revenue, compared to $852,000, or 9% of total revenue for the same period in 2003. Online publishing revenue for the year ended December 31, 2004 included barter revenue of $3,088,000, or 8% of total revenue, compared to $3,164,000, or 9% of total revenue for the year ended December 31, 2003.

Recent company highlights, include the following:

●	NYTimes.com Renewal: On January 24, 2005, Bankrate announced the renewal of its ongoing agreement with NYTimes.com. The two companies produce co-branded Web pages providing users with personal finance editorial content and interest rate table listings accessed from the Business, Real Estate, and Home & Garden sections of NYTimes.com. The renewed marketing and content agreement, which runs through January 2006, continues a relationship the two companies have had in place since 2003.

●	Aggregators RFP Award: On January 28, 2005, Bankrate announced it had signed agreements with LowerMyBills.com and iHomeowners. In November 2004, Bankrate issued a Request for Proposal (RFP) to seven mortgage lead aggregators. After analyzing and considering the submitted proposals, LowerMyBills.com and iHomeowners were awarded contracts. Under these agreements, Bankrate will run graphic advertisements from the two companies on the home page, mortgage and refinance channels, calculators, and other areas of the Bankrate Web site on a category-exclusive basis. Bankrate may also participate in a performance-based revenue sharing opportunity with each of the two companies.

●	Yahoo! Finance Renewal: On January 28, 2005, the Company renewed its agreement to produce personal finance editorial content and rate table listings of banking products such as mortgage loans, auto loans and CD yields for the Yahoo! personal finance channel. The new agreement, which runs through 2006, continues an arrangement the two Internet companies have had in place since 1997. Bankrate has similar agreements with 78 media companies. Bankrate surveys more than 4,800 financial institutions in more than 400 markets in 50 states. The company gives consumers interest rate and yield data on over 300 financial product categories.

●	Steven L. Horowitz Appointment: During Q4 2004, the Company announced the appointment of Steven L. Horowitz as Vice President and Publisher of Bankrate, a newly created position. Mr. Horowitz joins Bankrate from America Online, where he was Vice President, eCommerce Classifieds. Previously, Mr. Horowitz worked at Yahoo!, Inc and GeoCities.com. Mr. Howowitz is leading the company’s efforts in redesigning its Web site.

February 3, 2005 Conference Call Interactive Dial-In and Webcast Information:

To participate in the teleconference please call: 800-638-5495 Passcode: 72627520
Please access at least 10 minutes prior to the time the conference is set to begin.

This call is being webcast by CCBN and can be accessed at Bankrate’s Web site at www.bankrate.com/investor-relations/. The Webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Replay Information:

A replay of the conference call will be available beginning February 3, 2005, 1:00 p.m. ET/ 10:00 a.m. PT through March 3, 2005. To listen to the replay, call 888-286-8010 and enter 76235900.

Non-GAAP Measures

To supplement the Company’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including income from operations, income before income taxes, and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investor’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because the Company has hist orically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

Bankrate, Inc. (NASDAQ:RATE) owns and operates Bankrate.com, the Internet's leading consumer banking marketplace. Bankrate.com had over 38 million unique visitors in 2004, according to comScore Media Metrix. Bankrate.com reviews more than 4,800 financial institutions in more than 400 markets in 50 states. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes and small business finance. It is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo!, America Online (NYSE: AOL), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 100 national and state publications.

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forw ard-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increased acceptance of the Internet by consumers as a medium for obtaining financial product information; we have a history of losses; we use barter transactions which do not generate cash; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; we may be limited or restricted in the way we establish and maintain our online relationships by laws generally applicable to our business; our ownership is heavily concentrated; our success may depend o n management and key employees; we may encounter difficulties with future acquisitions; our results of operations may fluctuate significantly; our stock price may be particularly volatile because of the industry we are in; and, if our common stock price drops significantly, we may be delisted from the Nasdaq National Market, which could eliminate the trading market for our common stock. These and additional important factors to be considered are set forth under "Item 1. Business - Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2003, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

-Financial Statements Follow-

Bankrate, Inc.
Balance Sheets

	December 31,	December 31,
	2004	2003
Assets

Cash and cash equivalents	$27,735,267	$20,874,482
Accounts and notes receivable, net of allowance for doubtful accounts of
of $400,000 and $300,000 at December 31, 2004 and 2003, respectively	4,343,747	3,031,882
Deferred income taxes, current portion	7,106,288	3,400,000
Insurance claim receivable	241,015	-
Other current assets	369,572	343,311
Total current assets	39,795,889	27,649,675

Furniture, fixtures and equipment, net	1,275,605	796,928
Deferred income taxes	4,300,291	-
Intangible assets, net	205,656	73,201
Other assets	429,079	463,463

Total assets	$46,006,520	$28,983,267

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$1,386,164	$1,227,463
Accrued expenses	1,749,058	2,226,905
Deferred revenue	192,357	181,110
Other current liabilities	93,352	116,551
Total current liabilities	3,420,931	3,752,029

Other liabilities	251,391	306,274

Total liabilities	3,672,322	4,058,303

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 15,780,811 and
15,114,371 shares issued and outstanding at December 31, 2004 and 2003, respectively	157,808	151,144
Additional paid in capital	70,137,462	66,091,014
Accumulated deficit	(27,961,072)	(41,317,194)
Total stockholders' equity	42,334,198	24,924,964

Total liabilities and stockholders' equity	$46,006,520	$28,983,267

Bankrate, Inc.
Statements of Operations

	Three Months Ended December 31,			Year Ended December 31,
Revenue:	2004		2003	2004		2003	2002
Online publishing	$8,107,045		$7,722,900	$33,942,241		$31,368,392	$22,651,216
Print publishing and licensing	1,242,502		1,338,971	5,262,020		5,253,099	3,919,815
Total revenue	9,349,547		9,061,871	39,204,261		36,621,491	26,571,031
Cost of revenue:
Online publishing	1,353,429		1,432,719	5,534,456		4,514,023	3,812,765
Print publishing and licensing	1,050,536		1,041,496	4,359,444		4,043,970	2,862,338
Total cost of revenue	2,403,965		2,474,215	9,893,900		8,557,993	6,675,103

Gross margin	6,945,582		6,587,656	29,310,361		28,063,498	19,895,928

Operating expenses:
Sales	897,567		985,432	4,186,799		5,039,892	4,275,826
Marketing	1,444,688		1,488,870	6,357,424		5,495,810	3,477,379
Product development	581,586		560,319	2,405,676		2,271,124	1,422,206
General and administrative	1,772,617		1,446,349	6,667,448		5,813,297	5,536,774
Legal settlements	120,000	(a)	-	510,000	(a)	-	-
Severance charge	-		-	260,000	(b)	-	-
Depreciation and amortization	190,161		165,341	742,659		680,826	621,458
	5,006,619		4,646,311	21,130,006		19,300,949	15,333,643
Income from operations	1,938,963		1,941,345	8,180,355		8,762,549	4,562,285

Other income, net	118,188		76,160	410,107		242,759	82,833
Gain on early extinguishment of debt	-		-	-		-	2,021,792
Income before income taxes	2,057,151		2,017,505	8,590,462		9,005,308	6,666,910

Income tax benefit	4,765,660		3,100,000	4,765,660		3,100,000	-

Net income	$6,822,811		$5,117,505	$13,356,122		$12,105,308	$6,666,910

Basic and diluted net income per share:
Basic	$0.43		$0.34	$0.87		$0.84	$0.48
Diluted	$0.42		$0.32	$0.84		$0.79	$0.46
Weighted average common shares outstanding:
Basic	15,732,686		15,090,378	15,438,097		14,473,151	13,997,168
Diluted	16,288,812		15,857,834	15,975,382		15,299,734	14,609,359

(a) Legal settlement charges.
(b) One-time severance charge.

Bankrate, Inc.
Reconciliation of Net Income

	Three Months Ended December 31, 2004				Three Months Ended December 31, 2003
	Reported	Adjusting Entries		Adjusted	Reported	Adjusting Entries		Adjusted
Revenue:
Online publishing	$8,107,045	$-		$8,107,045	$7,722,900	$-		$7,722,900
Print publishing and licensing	1,242,502	-		1,242,502	1,338,971	-		1,338,971
Total revenue	9,349,547	-		9,349,547	9,061,871	-		9,061,871
Cost of revenue:
Online publishing	1,353,429	-		1,353,429	1,432,719	-		1,432,719
Print publishing and licensing	1,050,536	-		1,050,536	1,041,496	-		1,041,496
Total cost of revenue	2,403,965	-		2,403,965	2,474,215	-		2,474,215

Gross margin	6,945,582	-		6,945,582	6,587,656	-		6,587,656

Operating expenses:
Sales	897,567			897,567	985,432	-		985,432
Marketing	1,444,688	-		1,444,688	1,488,870	-		1,488,870
Product development	581,586	-		581,586	560,319	-		560,319
General and administrative	1,772,617	-		1,772,617	1,446,349	-		1,446,349
Legal settlements	120,000	(120,000)	(a)	-	-	-		-
Severance charge	-	-		-	-	-		-
Depreciation and amortization	190,161	-		190,161	165,341	-		165,341
	5,006,619	(120,000)		4,886,619	4,646,311	-		4,646,311
Income from operations	1,938,963	120,000		2,058,963	1,941,345	-		1,941,345

Other income, net	118,188	-		118,188	76,160	-		76,160
Income before income taxes	2,057,151	120,000		2,177,151	2,017,505	-		2,017,505

Income tax benefit	4,765,660	(4,765,660)	(b)	-	3,100,000	(3,100,000)	(b)	-

Net income	$6,822,811	$(4,645,660)		$2,177,151	$5,117,505	$(3,100,000)		$2,017,505

Basic and diluted net income per share:
Basic	$0.43			$0.14	$0.34			$0.13
Diluted	$0.42			$0.13	$0.32			$0.13
Weighted average common shares outstanding:
Basic	15,732,686				15,090,378
Diluted	16,288,812				15,857,834

Notes:
(a)    Legal matter settled in January 2005.
(b)    Income tax benefit from reversal of allowance for deferred income taxes, net of current year provision.

Bankrate, Inc.
Reconciliation of Net Income

	Year Ended December 31, 2004				Year Ended December 31, 2003
	Reported	Adjusting Entries		Adjusted	Reported	Adjusting Entries		Adjusted
Revenue:
Online publishing	$33,942,241	$-		$33,942,241	$31,368,392	$-		$31,368,392
Print publishing and licensing	5,262,020	-		5,262,020	5,253,099	-		5,253,099
Total revenue	39,204,261	-		39,204,261	36,621,491	-		36,621,491
Cost of revenue:
Online publishing	5,534,456	-		5,534,456	4,514,023	-		4,514,023
Print publishing and licensing	4,359,444	-		4,359,444	4,043,970	-		4,043,970
Total cost of revenue	9,893,900	-		9,893,900	8,557,993	-		8,557,993

Gross margin	29,310,361	-		29,310,361	28,063,498	-		28,063,498

Operating expenses:
Sales	4,186,799	-		4,186,799	5,039,892	-		5,039,892
Marketing	6,357,424	-		6,357,424	5,495,810	-		5,495,810
Product development	2,405,676	-		2,405,676	2,271,124	-		2,271,124
General and administrative	6,667,448	-		6,667,448	5,813,297	-		5,813,297
Legal settlements	510,000	(510,000)	(a)	-	-	-		-
Severance charge	260,000	(260,000)	(b)	-	-	-		-
Depreciation and amortization	742,659	-		742,659	680,826	-		680,826
	21,130,006	(770,000)		20,360,006	19,300,949	-		19,300,949
Income from operations	8,180,355	770,000		8,950,355	8,762,549	-		8,762,549

Other income, net	410,107	-		410,107	242,759	-		242,759
Income before income taxes	8,590,462	770,000		9,360,462	9,005,308	-		9,005,308

Income tax benefit	4,765,660	(4,765,660)	(c)	-	3,100,000	(3,100,000)	(c)	-

Net income	$13,356,122	$(3,995,660)		$9,360,462	$12,105,308	$(3,100,000)		$9,005,308

Basic and diluted net income per share:
Basic	$0.87			$0.61	$0.84			$0.62
Diluted	$0.84			$0.59	$0.79			$0.59
Weighted average common shares outstanding:
Basic	15,438,097				14,473,151
Diluted	15,975,382				15,299,734

Notes:
(a) Legal matters settled in October 2004 and January 2005.
(b) Severance charge related to former President & CEO.
(c) Income tax benefit from reversal of allowance for deferred income taxes, net of current year provision.